Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Creative Solutions With Art, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carla L Santia, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)                The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 1, 2005

                                            By: /s/ Carla L. Santia
                                            Name:   Carla L. Santia
                                            Title:  Chief Executive Officer and
                                                    Chief Financial Officer